UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 19, 2021

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.     Material Modification to Rights of Security Holders.

On July 15, 2021, in connection with the previously announced public offering, Prospect Capital Corporation (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”), reclassifying and designating 6,900,000 shares of the Company’s authorized and unissued shares of common stock (“Common Stock”) into shares of preferred stock as “5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock.” The reclassification decreased the number of shares classified as Common Stock from 1,859,000,000 shares immediately prior to the reclassification to 1,852,100,000 shares immediately after the reclassification. The description of the Company’s 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001 per share, with a liquidation preference of $25.00 per share (“A Shares”), contained in the section of the Prospectus entitled “Description of the Preferred Stock” is incorporated herein by reference.

The foregoing description of the A Shares is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 8.01.     Other Events.

Preferred Offering

On July 19, 2021, in connection with the previously announced public offering, the Company issued and sold an aggregate of 6,000,000 A Shares.

The A Shares are registered with the Securities and Exchange Commission pursuant to an automatic shelf registration statement on Form N-2 (File No. 333-236415) under the Securities Act of 1933, as amended (the “Registration Statement”). The offering was conducted pursuant to a prospectus supplement dated July 12, 2021, and a base prospectus dated February 13, 2020 relating to the Registration Statement.

Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the A Shares offered in the offering, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation.
5.1	Opinion of Venable LLP.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  July 19, 2021